                                                             Page 17 of 20 pages


                                    EXHIBIT B

POWER OF ATTORNEY

      The undersigned hereby make, constitute and appoint each of EDWARD F. GLASSMEYER and ANN H. LAMONT, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13G with respect to the securities of any or all of the following entities:

    AIRSPAN NETWORKS INC., a Washington corporation;
    AVENUE A, INC., a Washington corporation;
    AVICI SYSTEMS INC., a Delaware corporation;
    CLICKSOFTWARE TECHNOLOGIES, LTD., an Israel corporation;
    DSL.NET, INC., a Delaware corporation;
    ESPERION THERAPEUTICS, INC., a Delaware corporation;
    INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation; METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation;
    MOBIUS MANAGEMENT SYSTEMS, INC., a Delaware corporation;
    ORAPHARMA, INC., a Delaware Corporation;
    PIVOTAL CORPORATION, a British Columbia corporation;
    PRIMUS KNOWLEDGE SOLUTIONS, INC., a Washington corporation;
    QUINTUS CORPORATION, a Delaware corporation;
    REPEATER TECHNOLOGIES, INC., a Delaware corporation;
    TRITON NETWORK SYSTEMS, INC., a Delaware corporation;
    VICINITY CORPORATION, a Delaware corporation;
    VIRATA CORPORATION, a Delaware corporation; and WIRELESS FACILITIES, INC., a Delaware corporation;

and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

      This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 14, 2001

                                                             Page 18 of 20 pages

    Oak Management Corporation

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  President


    Oak Investment Partners VI, Limited Partnership
    By: Oak Associates VI, LLC, its general partner

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak Associates VI, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak VI Affiliates Fund, Limited Partnership
    By: Oak VI Affiliates, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak VI Affiliates, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak Investment Partners VII, Limited Partnership
    By: Oak Associates VII, LLC, its general partner

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member

                                                             Page 19 of 20 pages

    Oak Associates VII, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak VII Affiliates Fund, Limited Partnership
    By: Oak VII Affiliates, LLC, its general partner

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak VII Affiliates, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak Investment Partners VIII, Limited Partnership
    By: Oak Associates VIII, LLC, its general partner

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak Associates VIII, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    Oak VIII Affiliates Fund, Limited Partnership
    By: Oak VIII Affiliates, LLC, its general partner

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member

                                                             Page 20 of 20 pages

    Oak VIII Affiliates, LLC

    By: /s/ EDWARD F. GLASSMEYER
        -----------------------------
    Name:  Edward F. Glassmeyer
    Title:  Managing Member


    /s/ BANDEL L. CARANO
    --------------------------------------------
    Bandel L. Carano


    /s/ GERALD R. GALLAGHER
    --------------------------------------------
    Gerald R. Gallagher


    /s/ EDWARD F. GLASSMEYER
    --------------------------------------------
    Edward F. Glassmeyer


    /s/ FREDRIC W. HARMAN
    --------------------------------------------
    Fredric W. Harman


    /s/ ANN H. LAMONT
    --------------------------------------------
    Ann H. Lamont